                                                                   Exhibit 10.76

                                                                [EXECUTION COPY]



================================================================================




                            LEHMAN ABS CORPORATION,

                                  as Purchaser


                                      and


                       UNITED PANAM MORTGAGE CORPORATION,

                                   as Seller



                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of December 1, 1997



                         Adjustable Rate Mortgage Loans


                    United PanAm Mortgage Loan Trust 1997-1



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

                               Table of Contents
                               -----------------

                                                                       Page
                                                                       ----
                                   ARTICLE I
                                 DEFINITIONS  1
     Section 1.1            Definitions...............................  1

                                   ARTICLE II
              SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE.......  2

     Section 2.1            Sale of Initial Mortgage Loans............  2
     Section 2.2            Sale of Subsequent Mortgage Loans.........  2
     Section 2.3            Obligations of Seller Upon Sale...........  3
     Section 2.4            Payment of Purchase Price for the
                            Mortgage Loans............................  4

                                  ARTICLE III
             REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH......  6
     Section 3.1            Seller Representations and Warranties
                            Relating to the Mortgage Loans............  6
     Section 3.2            Representations and Warranties of Seller
                            and Pan American Bank, FSB................  6

                                   ARTICLE IV
                             SELLER'S COVENANTS.......................  8
     Section 4.1            Covenants of the Seller...................  8

                                   ARTICLE V
      INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS  9
     Section 5.1            Indemnification..........................   9

                                   ARTICLE VI
                                 TERMINATION.........................  13
     Section 6.1            Termination..............................  13

                                  ARTICLE VII
                          MISCELLANEOUS PROVISIONS...................  13

     Section 7.1            Amendment................................  13
     Section 7.2            Governing Law............................  13
     Section 7.3            Notices..................................  13
     Section 7.4            Severability of Provisions...............  14
     Section 7.5            Counterparts.............................  14
     Section 7.6            Further Agreements.......................  14
     Section 7.7            Intention of the Parties.................  14
     Section 7.8            Successors and Assigns: Assignment of
                            Purchase Agreement.......................  15
     Section 7.9            Survival.................................  15

Schedule I        --        Mortgage Loans........................... I-1

          MORTGAGE LOAN PURCHASE AGREEMENT, dated as of December 1, 1997 (the "Agreement"), between United PanAm Mortgage Corporation (the "Seller") and Lehman ABS Corporation (the "Purchaser").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, Pan American Bank, FSB is the owner of (i) the notes or other evidence of indebtedness (the "Initial Mortgage Notes") so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the "Initial Mortgage Loans"); and

          WHEREAS, as of the Closing Date, Pan American Bank, FSB will own other notes or other evidence of indebtedness (the "Subsequent Mortgage Notes") and the Related Documents (the Subsequent Mortgage Notes and Related Documents, collectively the "Subsequent Mortgage Loans" and with the Initial Mortgage Loans, the "Mortgage Loans"); and

          WHEREAS, Pan American Bank, FSB wishes to sell, and the Seller wishes to purchase, the Mortgage Loans; and

          WHEREAS, the Seller, as of the Closing Date, will own the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

          WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

          WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, the Seller, as seller, Pan American Bank, FSB, as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans to United PanAm Mortgage Loan Trust 1997-1 (the "Trust").

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1    Definitions.  All Capitalized terms used but not
                         -----------
defined herein or below shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

          "Seller Information":  The information in the Prospectus Supplement as
           ------------------
     follows: in the fourth and fifth sentences of the third paragraph on the inside cover page, "SUMMARY-- Seller," "--Master Servicer," "Ocwen Federal Bank FSB," "--The Mortgage Loans," "--The Index," the first and second sentences under "RISK FACTORS--Risk of Early Defaults," the first, second and third sentences under "--Prepayment Considerations," the first sentence under "--Payments on the Mortgage Loans," the first sentence of "-- Geographic Concentration May Affect Performance," the first and second sentences under "--Additional Risks Associated with the Mortgage Loans," the fifth sentence in the first paragraph under "--Risk of Loan Rates Reducing the Certificate Rate of the Class A Certificates," "THE MORTGAGE POOL," "THE MASTER SERVICER," "OCWEN FEDERAL BANK FSB" and the sixth sentence of the second paragraph under "PREPAYMENT AND YIELD CONSIDERATIONS--Prepayments."


                                   ARTICLE II
               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

          Section 2.1    Sale of Initial Mortgage Loans.  Concurrently with the
                         ------------------------------
execution and delivery of this Agreement, Pan American Bank, FSB does hereby sell, assign, set over, and other wise convey to the Seller, and Seller does hereby sell, assign, set over, and otherwise convey to the Purchaser, in each case without recourse, all of its right, title and interest in and to (i) each Initial Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest accruing thereon after the Cut-Off Date and all collections in respect of interest and principal due after the Cut-Off Date; (ii) property which secured such Initial Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Initial Mortgage Loans; and (iv) all proceeds of any of the foregoing.

          Section 2.2    Sale of Subsequent Mortgage Loans.    Pan American
                         ---------------------------------
Bank, FSB covenants and agrees to use its best efforts on the Closing Date to acquire and sell to the Seller, and Seller consents and agrees to use its best efforts on the Closing Date to acquire and sell to the Purchaser, and the Purchaser as assignee of the Purchaser will agree in the Pooling and Servicing Agreement to purchase, subject to satisfaction of the conditions set forth therein, the Subsequent Mortgage Loans. On the Closing Date, Pan American Bank, FSB will sell, assign, set over, and otherwise convey to the Seller, and the Seller will sell, assign, set over, and otherwise convey to the Purchaser, in each case without recourse, all of its right, title and interest in and to: (i) each Subsequent Mortgage Loan, including the related Cut-Off Date Principal Balance, all interest accruing thereon after the related Cut-Off Date and all collections in respect of interest and principal due after the related Cut-Off Date; (ii) property which secured such Subsequent Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Subsequent Mortgage Loans; and (iv) all proceeds of any of the foregoing.

          Section 2.3    Obligations of Seller Upon Sale.    In connection with
                         -------------------------------
any transfer pursuant to Sections 2.1 or 2.2 hereof, Pan American Bank, FSB and the Seller each further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Seller or the Purchaser, as applicable, or to the Trustee as assignee of the Purchaser, as applicable, pursuant to this Agreement and (b) to deliver to the Seller or the Purchaser and the Trustee, as applicable, a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the related Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance. Such file, which forms a part of Exhibit D to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

          In connection with any conveyance by Pan American Bank, FSB or the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, as assignee of the Purchaser, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan (the "Related Documents"):

          (1) the original Mortgage Note, endorsed in the following form: "Pay to the order of Bankers Trust Company of California, N.A., as Trustee, without recourse" or in blank, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

          (2) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

          (3) an original Assignment of the Mortgage executed in the following form: "Bankers Trust Company of California, N.A., as Trustee" or in blank;

          (4) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

          (5) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (6) the original lender's title insurance policy or attorney's opinion of title or a copy thereof certified as true and correct by the applicable insurer, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

          Pan American Bank, FSB confirms to the Seller, and the Seller hereby confirms to the Trustee that it has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Seller or to the Trustee and in the latter instance constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

          In all instances where the original recorded Mortgage is not delivered as provided in clause (2) above, the Seller will deliver or cause to be delivered the original recorded Mortgage and intervening assignments with evidence of recording thereon, as applicable, to the Trustee, as assignee of the Purchaser, promptly upon receipt thereof but in no event later than one year after the Closing Date.

          The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.1.

          The parties hereto intend that the transaction set forth herein be sales by Pan American Bank, FSB to the Seller, and by the Seller to the Purchaser of all Pan American Bank, FSB's or the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

          Section 2.4    Payment of Purchase Price for the Mortgage Loans.  (a)
                         ------------------------------------------------
In consideration of the sale of the Initial Mortgage

Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller, or to Seller's order, on the Closing Date by transfer of immediately available funds, an amount equal to the sum of $_____________ (the "Purchase Price"), net of an expense reimbursement amount of $_________ (the "Expense Reimbursement Amount"), and to transfer to Pan American Bank, FSB on the Closing Date the Class X and Class R Certificates. The Expense Reimbursement Amount shall reimburse the Purchaser for the Purchaser's Securities and Exchange Commission registration statement fees and the Purchaser's registration statement administration fees allocable to the Trust. The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, blue sky registration fees and expenses, fees and expenses of the Certificate Insurer and its counsel, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any. If the Purchaser shall deter-mine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon notice by the Purchaser to the Seller.

          (b) In consideration of the sale of the Subsequent Mortgage Loans from the Seller to the Trustee as assignee of the Purchaser on the Closing Date, the Purchaser shall cause the Trustee as its assignee to agree to pay to Pan American Bank, FSB on the Closing Date by transfer of immediately available funds in an amount equal to 100% of the aggregate principal balance of the Subsequent Mortgage Loans transferred or such other amount determined in accordance with the terms of the Pooling and Servicing Agreement (either such amount, the "Subsequent Purchase Price").

          (c) Within 30 days of the Closing Date, the Seller, at its own expense, shall record each Assignment of Mortgage in favor of the Trustee as transferee of the Purchaser pursuant to the Pooling and Servicing Agreement in the appropriate real property or other records. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within the applicable time period set forth above, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than one year from the date such Assignment of Mortgage is otherwise required to be recorded pursuant to this Section 2.4(c). The Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and shall be required to submit each such Assignment of Mortgage for recording. Any failure of the

Seller to comply with this Section shall result in the obligation of the Seller to repurchase or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan pursuant to the provisions of the Pooling and Servicing
Agreement.


                                  ARTICLE III
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

          Section 3.1    Seller Representations and Warranties Relating to the
                         -----------------------------------------------------
Mortgage Loans.  Pan American Bank, FSB represents and warrants to the
--------------
Purchaser that with respect to the Mortgage Loans as of the Closing Date, each of the representations and warranties contained in Section 2.04(a) of the Pooling and Servicing Agreement, with the same force and effect as if fully set forth herein, is true and correct as of the Closing Date.

          With respect to the representations and warranties set forth in this
Section 3.1 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Master Servicer, the Certificate Insurer or the Trustee as set forth in the Pooling and Servicing Agreement that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any breach of a representation or warranty set forth in this Section 3.1, Pan American Bank, FSB shall cure, repurchase or substitute in accordance with the Pooling and Servicing Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

          Section 3.2    Representations and Warranties of Seller and Pan
                         ------------------------------------------------
American Bank, FSB.  Each of the Seller and Pan American Bank, FSB hereby
------------------
represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

          (i) It is a corporation, in the case of the Seller, and a federal savings bank, in the case of Pan American Bank, FSB, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the power and authority to own its assets and to transact the business in which it is currently engaged. It is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on
(a) its business, proper ties, assets or condition (financial or other), (b) its performance of its obligations under this Agreement and the Pooling and Servic-ing Agreement, (c) the value or marketability of the Mortgage Loans or (d) the ability to foreclose on the related Mortgaged Properties;

         (ii) It has the power and authority to make, execute, deliver and perform this Agreement and the Pooling and Servicing Agreement and to consummate all of the transactions contemplated under this Agreement and the Pooling and Servicing Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

        (iii) It holds all necessary licenses, certificates and permits from all government authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

         (iv) The execution, delivery and performance of this Agreement by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to it or any of its properties or any provision of its Charter or Articles of Incorporation or Bylaws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

          (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to its knowledge threatened, against it or any of its properties or with respect to this Agreement or the Certificates which in its opinion has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

         (vi) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by it contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading;

        (vii) The transactions contemplated by this Agreement are in the ordinary course of the its business;

       (viii) It is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is it aware of any pending insolvency;

       (ix) It is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect its condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties hereunder;

       (x) There are no actions or proceedings against, or investigations of it, pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit it from entering into this Agreement and the Pooling and Servicing Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect its performance of any of its respective obligations under, or the validity or enforceability of, this Agreement and the Pooling and Servicing Agreement;

       (xi) It did not sell the Initial Mortgage Loans to the Purchaser or the Seller with any intent to hinder, delay or defraud any of its creditors; and it will not be rendered insolvent as a result of the sale of the Initial Mortgage Loans to the Purchaser;

       (xii) It acquired title to the Mortgage Loans in good faith, without notice of any adverse claim; and

       (xiii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by it pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                                   ARTICLE IV
                               SELLER'S COVENANTS

          Section 4.1    Covenants of the Seller.    The Seller hereby covenants
                         -----------------------
that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this
                                      --------  -------
Section 4.1 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.


                                   ARTICLE V
        INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS

          Section 5.1    Indemnification.  (a)  Each of Pan American Bank, FSB
                         ---------------
and the Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers who have signed the Registration Statement, and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement contained in the

Seller Information (except with respect to Pan American Bank, FSB, exclusive of the information under "SUMMARY--Seller") and other than the information under the caption "THE CERTIFICATE INSURER" and "DESCRIPTION OF THE CERTIFICATES-- Financial Guaranty Insurance Policy" in the Prospectus Supplement or (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate by or on behalf of the Seller containing information regarding the assets of the Trust. This indemnity will be in addition to any liability which Pan American Bank, FSB or the Seller may otherwise have.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller and Pan American Bank, FSB, each of their officers, directors and each person or entity who controls the Seller or Pan American Bank, FSB, or any such person against any and all losses, claims, damages or liabilities, joint and several, to which the Seller or Pan American Bank, FSB, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission other than to the extent such information relates to the information constituting the Seller Information or the information under "THE CERTIFICATE INSURER," and "DESCRIPTION OF THE CERTIFICATES--Financial Guaranty Insurance Policy." This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

          (c)  Promptly after receipt by any indemnified party under this
Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that
                                                         --------  -------
the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article V except to the extent it has been materially prejudiced by such failure; provided, further, that the failure
                                            --------  -------
to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article V.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Seller, if the indemnified parties under this Article V consist of the Seller.

          Each indemnified party, as a condition of the indemnity agreements contained in Section 5.1(a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which indemnification is required pursuant to this Article V, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller and Pan American Bank, FSB, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller, Pan American Bank, FSB and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Mortgage Loans such that the Purchaser is responsible for that portion represented by the underwriting discount set forth on the cover page of the Prospectus Supplement, and the Seller or Pan American Bank, FSB, as applicable, shall be responsible for the balance; provided, however, that no
                                                  --------  -------
person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser and each director of the Seller or Pan American Bank, FSB, each officer of the Seller, and each person, if any, who controls the Seller or Pan American Bank, FSB within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller. Notwithstanding anything in this paragraph (d) to the contrary, the Purchaser shall not be required to contribute an amount in excess of the amount of the underwriting discount appearing on the cover page of the Prospectus Supplement.

          (e) The Seller or Pan American Bank, FSB agrees to indemnify and to hold each of the Purchaser, the Trustee, the Certificate Insurer, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, the Certificate Insurer or any such person or entity and any Certificateholder may sustain in any way (i) related to the failure of such party to perform its duties in compliance with the terms of this Agreement or
(ii) arising from
a breach by such party of its representations and warranties in Section 3.1 of this Agreement. The Seller shall immediately notify the Purchaser, the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, such party shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee, the Certificate Insurer or any such person or entity and/or any Certificateholder in respect of such claim. Pursuant to the Pooling and Servicing Agreement, the Trustee shall reimburse the Seller in accordance with Section 7.03 of the Pooling and Servicing Agreement for all amounts advanced by the Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Seller to perform its duties in compliance with the terms of this Agreement.


                                   ARTICLE VI
                                  TERMINATION

          Section 6.1    Termination.  The respective obligations and
                         -----------
responsibilities of the Seller, Pan American Bank, FSB and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.


                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

          Section 7.1    Amendment.  This Agreement may be amended from time to
                         ---------
time by the Seller, Pan American Bank, FSB and the Purchaser, by written agreement signed by the Seller and the Purchaser.

          Section 7.2    Governing Law.    This Agreement shall be governed by
                         -------------
and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 7.3    Notices.    All demands, notices and communications
                         -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          if to the Seller:

          United PanAm Mortgage Corporation
          625 The City Drive
          Suite 490
          Orange, California 92868

          Attention:  Blair F. Kenny

          if to Pan American Bank, FSB:

          Pan American Bank, FSB
          1300 South El Camino Real, Suite 320
          San Mateo, California 94402
          Attention:  Carol Bucci

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller or Pan American Bank, FSB.

          if to the Purchaser:

          Lehman ABS Corporation
          Three World Financial Center
          New York, NY 10285-0900
          Attention:  Theodore P. Janulis

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

          Section 7.4    Severability of Provisions.    If any one or more of
                         --------------------------
the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

          Section 7.5    Counterparts.    This Agreement may be executed in one
                         ------------
or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

          Section 7.6    Further Agreements.    The Purchaser and the Seller
                         ------------------
each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates representing interests in the Mortgage Loans.

          Section 7.7    Intention of the Parties.    It is the intention of the
                         ------------------------
parties that Seller is purchasing and Pan American Bank, FSB is selling, and that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than, in either case, pledging the Mortgage Loans to secure a loan. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes and all other purposes as a sale by Pan American Bank, FSB and a purchase by the Seller, and a sale by the Seller and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

          Section 7.8    Successors and Assigns: Assignment of Purchase
                         ----------------------------------------------
Agreement.    This Agreement shall bind and inure to the benefit of and be
---------
enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a Series of Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee under the Pooling and Servicing Agreement. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

          Section 7.9    Survival.    The representations and warranties set
                         --------
forth in Sections 3.1 and 3.2 and the provisions of Article V shall survive the purchase of the Mortgage Loans hereunder.

          IN WITNESS WHEREOF, the Seller, the Purchaser and Pan American Bank, FSB have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                              LEHMAN ABS CORPORATION,
                                as Purchaser


                              By: /s/
                                 ---------------------------------
                                 Name:
                                 Title:



                              UNITED PANAM MORTGAGE CORPORATION,
                                as Seller


                              By: /s/
                                 ---------------------------------
                                 Name:
                                 Title:



                              PAN AMERICAN BANK, FSB


                              By: /s/
                                 ---------------------------------
                                 Name:
                                 Title: